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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 12, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of October 1, 2001
                          providing for the issuance of

                                  $733,468,100

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-AR2

          Delaware                  333-67140-05            94-2528990
       (State or other              (Commission           (IRS Employer
       jurisdiction of               File Number)         Identification
        Incorporation)                                        Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500


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Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

The following exhibit is filed herewith:

     7.1 Pooling and Servicing Agreement between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and Bankers Trust Company of California, N.A., as Trustee, dated as of October 1, 2001.

Item 8.   Change in Fiscal Year. Not applicable.

Item  9.    Regulation FD Disclosure. Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 26, 2001

                                           WASHINGTON MUTUAL MORTGAGE SECURITIES
                                           CORP.
                                           (Registrant)

                                           By: /s/ Thomas G. Lehmann
                                           -----------------------------------
                                           Thomas G. Lehmann
                                           Vice President and
                                           General Counsel
                                           (Authorized Officer)



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